UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2024

Spectaire Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40976	98-1578608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Arlington St., Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 213-8991

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

*	Effective as of August 7, 2024, registrant was delisted from Nasdaq and its common stock is now quoted on the over-the-counter market under the trading symbol “SPEC” and its public warrants under the trading symbol “SPECW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On December 9, 2024, the Company received a resignation letter from UHY LLP (“Former Auditor”) with an effective date of December 9, 2024 pursuant to which the Former Auditor resigned from its role as independent registered public accounting firm for Spectaire Holdings Inc. (the “Company”).

The Former Auditor was appointed by the Company during the fiscal year of 2023. The Former Auditor did not audit financial statements for the year ended December 31, 2022 and its reports on the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertain accounting principles.

During the Company’s most recent fiscal year ended December 31, 2023 and the subsequent interim period through September 30, 2024, there were:

i.	No “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

ii.	No “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided the Forner Auditor with a copy of this Form 8-K prior to its filing with the SEC and requested the Former Auditor to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectaire Holdings Inc.

Date: December 13, 2024	By:	/s/ Brian Semkiw
	Name:	Brian Semkiw
	Title:	Chief Executive Officer

2